                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement

/ /  Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                         CALIFORNIA INDEPENDENT BANCORP

                (Name of Registrant as Specified In Its Charter)

        ---------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:
       _________________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:
       _________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________

    (4) Proposed maximum aggregate value of transaction:
       _________________________________________________________________________

    (5) Total fee paid:
       ___None__________________________________________________________________

        Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
       ___None__________________________________________________________________

    (2) Form, Schedule, or Registration Statement No.:
       ___Schedule 14A__________________________________________________________

    (3) Filing Party:
       ___California Independent Bancorp________________________________________

    (4) Date Filed:
       ___April 7, 2000_________________________________________________________

[LOGO]

                                                  CALIFORNIA INDEPENDENT BANCORP
                                                     1227 BRIDGE STREET, SUITE C
                                                     YUBA CITY, CALIFORNIA 95991
                                                                  (530) 674-4444

To Our Shareholders:

    I am pleased to invite you to attend the Annual Meeting of Shareholders of California Independent Bancorp to be held on Wednesday, May 17, 2000, at
6:00 p.m. (Pacific Daylight Time) at the Feather River State Bank branch located at 777 Colusa Avenue, Yuba City, California. Enclosed are the Secretary's official notice of this meeting, a proxy statement, and form of proxy for your utilization.

    At this year's annual shareholders meeting, you will be asked to elect those individuals to serve on the board of directors, to approve the appointment of Arthur Andersen LLP to act as our independent accountants, to adopt the California Independent Bancorp 2000 Stock Option Plan, and to conduct such other business as may appropriately be conducted at the meeting. The Notice of Annual Meeting and Proxy Statement contain a more complete description of the matters to be considered and acted upon. You should read those documents carefully.

    In addition to these business items, I will report to you the results of operations over the last year, describe our plans, respond to comments, and answer questions that may be of general interest to the shareholders.

    The entire board of directors encourages you and hopes that you are able to personally attend the annual meeting. Should you be unable to do so, it is important that your shares be represented and voted at the meeting. Accordingly, we urge you to please complete, sign, date, and return the enclosed proxy as soon as possible. If your plans should change and you are subsequently able to attend the meeting, your proxy may be withdrawn and you may personally vote your shares.

    I look forward to seeing you at the annual meeting on Wednesday, May 17, 2000.

                                          Sincerely,

                                          [LOGO]

                                          Larry D. Hartwig
                                          President and Chief Executive Officer

                         CALIFORNIA INDEPENDENT BANCORP
                          1227 BRIDGE STREET, SUITE C
                          YUBA CITY, CALIFORNIA 95991
                                 (530) 674-4444

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 17, 2000

                                   6:00 P.M.

To the Shareholders of California Independent Bancorp Common Stock:

    The Annual Meeting of Shareholders of California Independent Bancorp, a California corporation ("Company") and the bank holding company for Feather River State Bank ("Bank"), will be on Wednesday, May 17, 2000, at 6:00 p.m. (Pacific Daylight Time) at the Bank's branch located at 777 Colusa Avenue, Yuba City, California, for the following purposes:

    1. To elect eleven (11) directors to serve until the 2001 Annual Meeting of Shareholders or until their earlier retirement, resignation, or removal from office. The names of the nominees for the Board of Directors of the Company are set forth in the accompanying proxy statement.

    2. To ratify the appointment of Arthur Andersen LLP to act as the Company's independent accountants for 2000.

    3.  To adopt the California Independent Bancorp 2000 Stock Option Plan.

    4. To consider and transact such other business as may be properly brought before the meeting and any adjournments thereof.

    These proposals are more fully described in the accompanying Proxy Statement to which your attention is invited.

    In accordance with the Company's Bylaws, the Board of Directors has chosen March 20, 2000, as the "record date" to identify the shareholders entitled to notice of, and the right to vote at, the Annual Meeting.

    All shareholders are cordially invited to attend the Annual Meeting in person. YOUR VOTE IS IMPORTANT. To ensure that your shares will be represented at the meeting, please date, execute, and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. You may revoke the proxy at any time prior to the time it is voted. Any shareholder present at the meeting may vote personally on all matters brought before the meeting, in which event your proxy will not be used.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          /s/ Annette Bertolini
                                          Annette Bertolini, Secretary

April 4, 2000
Yuba City, California

    WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                         CALIFORNIA INDEPENDENT BANCORP
                                PROXY STATEMENT
                          INFORMATION CONCERNING PROXY

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of California Independent Bancorp ("Company"), the bank holding company for Feather River State Bank ("Bank"), of the enclosed proxy for use at the 2000 Annual Meeting of Shareholders of the Company and at any adjournments thereof ("Meeting"), to be held on Wednesday, May 17, 2000, at 6:00 p.m. (Pacific Daylight Time), at the Bank's branch located at 777 Colusa Avenue, Yuba City, California. (References to the Company include the Bank.)

    As many of our shareholders are unable to personally attend the Meeting, the Company solicits proxies so that each shareholder is given an opportunity to vote. Shares represented by duly executed proxies in the accompanying form received by management prior to the Meeting will be voted at the Meeting. A shareholder executing and delivering the enclosed proxy may revoke such proxy at any time prior to the proxy's being voted. A proxy may be revoked: (i) by written notice to Annette Bertolini, Secretary of the Company; (ii) by a subsequently dated proxy; or (iii) by attending the Meeting and voting by ballot. If a shareholder specifies a choice with respect to any matter to be acted upon by means of the ballot provided in the accompanying form of proxy, the shares will be voted accordingly. If no specification is made, the shares represented by this proxy will be voted in favor of election of the nominees specified and in favor of the specified proposals. A shareholder who attends the Meeting may vote by ballot at the Meeting, thereby canceling any proxy the shareholder may have given previously.

    The Proxy Committee is composed of three directors of the Company, David A. Offutt, Michael C. Wheeler, and William H. Gilbert, who will vote all shares of Common Stock represented by the proxies. The Proxy Committee, however, cannot vote the shares of a shareholder unless the shareholder signs and returns a proxy. Proxy cards also confer upon the Proxy Committee discretionary authority to vote the shares represented on any matter that was not known at the time this Proxy Statement was mailed which may be properly presented for action at the Meeting. Such matters may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any persons to any office for which a bona fide nominee is named, if such nominee is unable or will not serve.

    The principal method by which the Board of Directors is soliciting proxies is by mail. Additional solicitations, however, may be made by telephone, telegraph, or personal visits by directors, officers, and employees of the Company. The Company may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy soliciting firm engaged by the Company. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 14, 2000.

    The proxy card format enables you to record your vote on each matter. If you wish to withhold your vote for any one or more directors, circle and draw a line through the name of each director for whom you wish to withhold your vote. You may withhold authority to vote for all of the directors by placing an X in the box marked WITHHOLD AUTHORITY. You may vote FOR or AGAINST each other item by placing an X in the box appropriately marked. Please note that a vote to ABSTAIN may have the same effect as a vote AGAINST.

                               VOTING SECURITIES

OUTSTANDING VOTING SECURITIES AND RECORD DATE

    The Company has only one class of voting securities outstanding, identified as the Common Stock. In accordance with the Company's Bylaws, the Board of Directors has chosen March 20, 2000 as the "record date" to identify the shareholders entitled to notice of and the right to vote at the Meeting. As of such date, 1,904,816 shares were outstanding, all of which will be entitled to vote at the Meeting. The determination of the shareholders entitled to vote at the Meeting and the number of shares those shareholders are entitled to vote were based upon the Company's records as of the record date.

VOTING

    Each shareholder of record is entitled to one vote for each share held on all matters to come before the Meeting, including the election of the Company's directors. Abstentions in voting are treated as shares that are present and entitled to vote for purposes of determining if a quorum is present at the Meeting. Such votes, however, are not treated as voting for purposes of determining the approval of any matter submitted to the shareholders for a vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The Company is of the opinion that no person possesses, directly or indirectly, the power to direct or cause the direction of management and policies of the Company. Nor is the Company aware of the existence of a group of persons formed for such purpose, whether through the ownership of voting securities, by contract, or otherwise.

    The following information sets forth the securities ownership by persons known to the Company to own 5% or more of the Company's common stock, as of March 20, 2000. This information has been obtained from the Company's records and from information furnished directly by the individual or entity to the Company.

                                                                          AMOUNT AND
                                                                           NATURE OF
                                                          RELATIONSHIP    BENEFICIAL     PERCENTAGE
NAME OF BENEFICIAL OWNER                                  WITH COMPANY   OWNERSHIP (1)    OF CLASS
------------------------                                  ------------   -------------   ----------
Harold M. Eastridge.....................................  Director        108,303(2)        5.63%
Michael C. Wheeler......................................  Director         97,337(3)        5.06%

------------------------

(1) Unless otherwise indicated, the beneficial owner of these securities has sole voting and investment powers.

(2) Includes an option for 18,890 shares, which is exercisable within 60 days of the Record Date.

(3) Includes options for 18,630 shares, which are exercisable within 60 days of the Record Date, and 15,638 shares over which Mr. Wheeler has shared voting and disposition power. Mr. Wheeler disclaims beneficial ownership of 1,111 shares.

    The following table shows the number of common shares of stock and the percentage of the common shares beneficially owned by each director, executive officer, and for each person nominated and recommended to be elected by the current Board of Directors of the Company. The information is based upon the Company's records and information furnished to it by the nominees as of March 20, 2000.

                                                                                           AMOUNT AND
                                                                                            NATURE OF
NAME OF DIRECTOR,                 AGE                                    DIRECTOR SINCE    BENEFICIAL
EXECUTIVE OFFICER, OR NOMINEE  PERCENTAGE    RELATIONSHIP WITH COMPANY   (COMPANY/BANK)   OWNERSHIP (1)
-----------------------------  ----------   ---------------------------  --------------   -------------
John L. Dowdell                     63      Director                        1999/1999        2,163(2)
                                  0.11%

Harold M. Eastridge                 56      Director                        1995/1976      108,303(3)
                                  5.63%

William H. Gilbert                  60      Director                        1995/1988       64,042(4)
                                  3.33%

Larry D. Hartwig                    59      President, Chief Executive      1999/1999       53,550(5)
                                  2.74%       Officer and Director

John L. Jelavich                    59      Director                        2000/2000          -0-
                                  0.00%

Donald H. Livingstone               57      Director                        1998/1998        3,480(6)
                                  0.18%

Alfred G. Montna                    55      Director                        1999/1999        2,163(7)
                                  0.11%

David A. Offutt                     60      Director                        1995/1976       64,941(8)
                                  3.38%

William K. Retzer                   56      Director                        1995/1979       42,189(9)
                                  2.19%

Ross D. Scott                       72      Director                        1995/1976       39,096(10)
                                  2.03%

Michael C. Wheeler                  50      Director                        1995/1976       97,337(11)
                                  5.06%

Kenneth M. Anderson                 47      Senior Vice President                            6,631(12)
                                  0.35%       Administrative Services

Annette Dier Bertolini              54      Chief Financial Officer of                      38,050(13)
                                  1.97%       the Company and Senior
                                              Vice President of the
                                              Bank

Blaine C. Lauhon                    37      Senior Vice President --                        19,471(14)
                                  1.01%       Chief Lending Officer

Douglas R. Marr                     46      Senior Vice President --                         4,777(15)
                                  0.25%       Chief Credit Officer

Donald McDonel                      58      Senior Vice President --                           -0-
                                     0%       Senior Lending Officer
                                 -----                                                     -------
All Directors, Executive         28.67%                                                    546,193(16)
  Officers, and Nominees of
  the Company as a Group (16
  in number)

------------------------

(1) Unless otherwise indicated, the beneficial owner of these securities has sole voting and investment powers.

(2) Includes an option for 1,113 shares, which is exercisable within 60 days of the Record Date.

(3) Includes an option for 18,890 shares, which is exercisable within 60 days of the Record Date.

(4) Includes 39,541 shares in a trust pursuant to which Mr. Gilbert has shared voting and disposition power and an option for 18,614 shares that is exercisable within 60 days of the Record Date. Mr. Gilbert disclaims beneficial ownership of 332 of these shares.

(5) Includes an option for 52,500 shares, which is exercisable within 60 days of the Record Date.

(6) Includes an option for 2,834 shares, which is exercisable within 60 days of the Record Date.

(7) Includes an option for 1,113 shares, which is exercisable within 60 days of the Record Date.

(8) Includes an option for 18,849 shares, which is exercisable within 60 days of Record Date.

(9) Includes an option for 17,882 shares, which is exercisable within 60 days of the Record Date.

(10) Includes an option for 16,610 shares, which is exercisable within 60 days of the Record Date.

(11) Includes options for 18,630 shares, which are exercisable within 60 days of the Record Date, and 15,638 shares over which Mr. Wheeler has shared voting and disposition power. Mr. Wheeler disclaims beneficial ownership of 1,111 shares.

(12) Includes an option for 6,230 shares, which is exercisable within 60 days of the Record Date, and 169 shares vested pursuant to the Bank's ESOP.

(13) Includes an option for 28,694 shares, which is exercisable within 60 days of the Record Date, and 1,605 shares vested pursuant to the Bank's ESOP.

(14) Includes an option for 16,884 shares, which is exercisable within 60 days of the Record Date, and 980 shares vested pursuant to the Bank's ESOP.

(15) Includes an option for 4,331 shares, which is exercisable within 60 days of the Record Date, and 74 shares vested pursuant to the Bank's ESOP.

(16) Includes options for 223,174 shares, which are exercisable within 60 days of the Record Date.

                INFORMATION PERTAINING TO ELECTION OF DIRECTORS

PROPOSAL 1.  ELECTION OF DIRECTORS

    The Company's Bylaws provide that the number of directors may be no less than seven (7) and no more than thirteen (13) with the exact number to be fixed from time to time by resolution of the Board of Directors. The number of directors is currently fixed at eleven (11). Such directors, if elected, shall hold office until the next Annual Meeting of the Shareholders or until their earlier retirement, resignation, or removal from office. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such person as shall be designated by the Board of Directors to replace the nominee. The Board currently has no knowledge that any of the nominees will be unable or unwilling to serve. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such manner as will assure the election of as many of the nominees listed below as possible.

    There are no family relationships between any of the directors, officers, or persons nominated or chosen by the Board of Directors to become a director or officer. Set forth below are summaries of the background and business experience of all the directors and persons nominated to become a director. Unless otherwise indicated, each person has been engaged in the noted occupation with the same entity for more than 5 years.

    JOHN L. DOWDELL is president and chief executive officer of Dowdell Financial Services, a company engaged in investment banking and the financial services industry.

    HAROLD M. EASTRIDGE is president of the Trident Investment Corporation, a company engaged in real estate development, and is president of Feather River Construction, Inc.

    WILLIAM H. GILBERT is vice president of Gilbert Orchards, Inc., walnut growers.

    LARRY D. HARTWIG has been president and chief executive officer of the Company and Bank since July of 1999. Between January 1998 and July 1999,
Mr. Hartwig was a principal in the consulting firm Hartwig and Associates. From June 1990 to November 1997, Mr. Hartwig was president, chief executive officer and director of SC Bancorp and Southern California Bank.

    JOHN I. JELAVICH has been a self employed consultant to the president and chief executive officer of the Bank since September of 1999. Between 1988 and 1998, Mr. Jelavich was a regional vice president for Union Bank of California.

    DONALD H. LIVINGSTONE is a director for the Center of Entrepreneurship and a teaching professor at Marriott School of Management at Brigham Young University. Mr. Livingstone also serves on the board of directors of Tropical Sportswear International Corporation, a company that is required to report under the Securities Exchange Act of 1934, and is trustee of the Eureka Family of Mutual Funds, which is an investment company registered under the Investment Company Act of 1940.

    ALFRED G. MONTNA is the owner of Montna Farms, a rice, walnut, and prune farm.

    DAVID A. OFFUTT is an attorney at law.

    WILLIAM K. RETZER has been chairman of Examen, Inc., since 1992, a firm that performs analysis and cost containment of legal bills.

    ROSS D. SCOTT is a physical therapist, chief executive officer, and the owner of Scott Center, physical therapy.

    MICHAEL C. WHEELER is general manager and president of Wheeler Oldsmobile-Cadillac.

RECOMMENDATION OF MANAGEMENT

    THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE ELEVEN (11) NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CERTAIN BOARD COMMITTEES

    BOARD COMMITTEES.

    The Company's Board of Directors has an Audit Committee. The Audit Committee monitors significant accounting policies, approves services rendered by the auditors, reviews audit and management reports, makes recommendations regarding the appointment of independent auditors and the fees payable for their services. The following directors serve as members of the Audit Committee: Michael C. Wheeler, Chairman; Harold M. Eastridge, William H. Gilbert, and David A. Offutt. The Company's Audit Committee met six (6) times in 1999.

    In 1998, the Bank merged its Audit, Insurance, CRA, Compliance, and Investment committees into a newly formed committee designated as the Risk Management Committee. The Risk Management Committee is responsible for monitoring Interest Rate Risk, the Bank's investment portfolio, insurance adequacy, compliance with federal and state laws and regulations, and credit review. The following directors serve as members of the Risk Management
Committee: Michael C. Wheeler, Chairman; Harold M. Eastridge, Donald H. Livingstone, Ross D. Scott and David A. Offutt. During 1999, the Risk Management Committee met twelve (12) times.

    The Company does not have a nominating or a compensation and personnel committee. The Company's and Bank's boards of directors perform the functions of these committees.

    During 1999, the Bank's Board of Directors held twelve (12) regular meetings, while the Company's Board of Directors held twelve (12) regular meetings and 2 special meetings. Each director, following his election, attended at least 75% of the aggregate of: (1) the total number of meetings of the Company's Board of Directors; and (2) the total number of meetings of committees of the Board on which they served.

EXECUTIVE OFFICERS

    The Company's and Bank's executive officers serve at the pleasure of the boards and are subject to annual appointment by the boards at their respective first meeting following the annual shareholders meeting. Set forth below is certain information as of March 20, 2000, with respect to each executive officer of the Company and/or Bank, not previously discussed.

                                                                                        YEAR JOINED
NAME                      AGE      POSITIONS AND OFFICES WITH THE COMPANY AND/OR BANK  (COMPANY/BANK)
----                    --------   --------------------------------------------------  --------------
Kenneth M. Anderson...     47      Senior Vice President Administrative Services of        -- /1994
                                   the Bank (1998-present); Vice President of
                                   Business Development of the Bank (1994-1998);
                                   Assistant Vice President, Business Development
                                   Officer of the Bank (1994)

Annette Bertolini.....     54      Chief Financial Officer of the Company                 1995/1980
                                   (1995-present); Senior Vice President and Chief
                                   Financial Officer of the Bank (1991-present)

Larry D. Hartwig......     59      President and Chief Executive Officer of the           1999/1999
                                   Company and the Bank (1999-present)

Blaine C. Lauhon......     37      Senior Vice President and Chief Lending Officer of      -- /1990
                                   the Bank (1998-present); Senior Vice President and
                                   Senior Credit Officer of the Bank (1996-1998);
                                   Assistant Loan Administrator of the Bank
                                   (1994-1996); Vice President, Loan Officer of the
                                   Bank (1990-1994).

Douglas R. Marr.......     46      Senior Vice President and Chief Credit Officer of       -- /1996
                                   the Bank (1998-present); Vice President and
                                   Administrative Credit Officer of the Bank (1998);
                                   Vice President and Senior Credit Officer of the
                                   Bank (1997-1998); Vice President and Senior Loan
                                   Officer of the Bank (1996-1997)

Donald McDonel........     58      Senior Vice President and Senior Lending Officer        -- /2000
                                   of the Bank (2000-present).

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth a summary of the compensation paid (for services rendered in all capacities) during the past three fiscal years to the executive officers of the Bank whose annual compensation for 1999 exceeded $100,000 or served as chief executive officer of the Company during 1999. All compensation is currently paid by the Bank.

                                                                                                        LONG-TERM
                                                                                                       COMPENSATION
                                                                                     OTHER ANNUAL         AWARDS       ALL OTHER
NAME                         POSITION             YEAR      SALARY    BONUS (1)    COMPENSATION (2)    OPTIONS (3)    COMPENSATION
----                 -------------------------  --------   --------   ----------   -----------------   ------------   ------------
Annette              Senior Vice President and    1999     $ 85,448    $ 3,492          $28,612            5,423      $14,727(4)
  Bertolini........    Chief Financial Officer    1998     $ 83,500    $ 4,643          $     0            2,950      $13,108(4)
                                                  1997     $ 83,500    $ 7,863          $21,600            3,000      $12,733(4)

Larry D. Hartwig...  President and Chief          1999     $ 71,725    $     0          $     0           90,000      $21,177(5)
                       Executive Officer

Blaine C. Lauhon...  Senior Vice President and    1999     $ 87,664    $ 2,975          $ 5,199            4,513      $ 6,455(6)
                       Chief Lending Officer

Robert J. Mulder...  Former President and         1999     $ 68,928    $     0          $86,793            9,631      $80,299(7)
                       Chief Executive Officer    1998     $130,000    $ 7,797          $     0            2,744      $41,151(7)
                                                  1997     $130,000    $15,647          $18,088            4,363      $36,479(7)

------------------------------

(1) Annual bonuses are paid out over a three-year period. The amount reported in the Bonus column represents the part of the bonus earned and paid in the year specified and the part of the bonus deferred from prior years and paid in the year specified.

(2) No perquisites are reported as Other Annual Compensation as they did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for the named executive officer. The amount reported represents reimbursement for taxes in connection with the exercise of stock options.

(3) Includes stock options granted during 1999 and stock options pursuant to a reload feature whereby an optionee who utilizes a cashless exercise to exercise their stock options is granted an option for an equal number of shares.

(4) Includes $1,184, $746, and $1,102 allocated to Mrs. Bertolini's ESOP account for 1997, 1998, and 1999; $1,272, $1,150, and $1,240 contributed to
    Mrs. Bertolini's account in the Bank's 401(k) Plan for 1997, 1998, and 1999; and $10,277, $11,212, $12,384 accrued under a Salary Continuation Agreement for 1997, 1998, and 1999.

(5) Includes $21,177 accrued under Mr. Hartwig's Salary Continuation Agreement for 1999.

(6) Includes $779 allocated to Mr. Lauhon's ESOP account for 1999; and $1,153 contributed to Mr. Lauhon's account in the Bank's 401K plan for 1999; and $4,523 accrued under a salary continuation agreement for 1999.

(7) Includes $1,184, $1,120, and $1,102 allocated to Mr. Mulder's ESOP account for 1997, 1998 and 1999; $1,524, $1,286, and $1,197 contributed to
    Mr. Mulder's account in the Bank's 401(k) Plan for 1997, 1998 and 1999; $33,771, $38,745 and $0 accrued under a Salary Continuation Agreement for 1997, 1998 and 1999; $13,000 Severance Bonus in 1999; and $65,000 paid for
    Consulting Fees in 1999.

OPTION GRANTS, EXERCISES AND HOLDINGS

    The following table shows information regarding stock options granted during 1999 to the executive officers of the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                                                      POTENTIAL REALIZABLE VALUE AT
                        NUMBER OF      % OF TOTAL                                        ASSUMED ANNUAL RATES OF
                        SECURITIES      OPTIONS                                       STOCK PRICE APPRECIATION FOR
                        UNDERLYING     GRANTED TO                                            OPTION TERM (3)
                         OPTIONS      EMPLOYEES IN     EXERCISE                       -----------------------------
NAME                   GRANTED (#)    FISCAL YEAR    PRICE ($/SH)   EXPIRATION DATE       5%($)          10%($)
----                   ------------   ------------   ------------   ---------------   -------------   -------------
Annette Bertolini....    4,280(1)          1.8%         $21.00      Apr. 14, 2009      $  146,405      $  233,126
                         1,143(2)          0.5%         $18.75      Nov. 08, 2009      $   34,909      $   55,587

Larry D. Hartwig.....   94,500(2)         40.7%         $21.50      Nov. 08, 2009      $3,309,507      $5,269,836

Blaine Lauhon........    3,600(1)          1.5%         $21.00      Apr. 13, 2009      $  123,144      $  196,087
                           913(1)          0.4%         $21.00      May 11, 2009       $   31,231      $   49,730

Robert J. Mulder.....    3,444(1)          1.5%         $22.00      Feb. 11, 2009      $  123,418      $  196,523
                         6,187(2)          2.7%         $21.00      Apr. 14, 2009      $  211,637      $  336,997

------------------------

(1) Options were granted pursuant to 1989 Plan.

(2) Options were granted pursuant to 1996 Plan.

(3) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for the Company's common stock or actual performance.

    The following table shows information regarding stock options exercised during 1999 by the executive officers of the Company and the value at December 31, 1999 of unexercised options held by such persons:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                               VALUE OF
                                                                   NUMBER OF SECURITIES       UNEXERCISED
                                                                        UNDERLYING           IN-THE-MONEY
                                                                   UNEXERCISED OPTIONS     OPTIONS AT FISCAL
                                                                  AT FISCAL YEAR-END (#)     YEAR-END ($)
                                                                  ----------------------   -----------------
                                 SHARES ACQUIRED      VALUE            EXERCISABLE/          EXERCISABLE/
NAME                             ON EXERCISE (#)   REALIZED ($)       UNEXERCISABLE        UNEXERCISABLE (1)
----                             ---------------   ------------   ----------------------   -----------------
Annette Bertolini..............       5,396          $ 71,529             28,694/-0-          $73,010/-0-

Larry D. Hartwig...............         -0-               -0-          52,500/42,000              -0-/-0-

Blaine C. Lauhon...............       1,531          $ 13,109             16,884/-0-          $ 8,835/-0-

Robert J. Mulder...............      25,106          $216,982                -0-/-0-              -0-/-0-

------------------------

(1) Based on the fair market value of the Company's Common Stock at December 31, 1999 of $18.00 per share, less the applicable exercise price per share. The fair market value of the Company's Common Stock at December 31, 1999 was determined on the basis of the last reported sale of the Company's Common Stock in 1999, which occurred on December 31, 1999.

CALIFORNIA INDEPENDENT BANCORP 1989 AMENDED AND RESTATED STOCK OPTION PLAN

    On June 13, 1995, the Company adopted the California Independent Bancorp 1989 Amended and Restated Stock Option Plan ("1989 Plan"), which was previously the Feather River State Bank 1989 Stock Option Plan and which set aside 448,989 shares of no par value Common Stock of the Company for which options may be granted to key, full-time salaried employees and officers of the Company, as well as non-employee directors of the Company.

    The exercise price of all options to be granted under the 1989 Plan must be at least 100% of the fair market value of the Company's Common Stock on the granting date and be paid in full at the time the option is exercised in cash, shares of the Company's Common Stock with a fair market value equal to the purchase price, or a combination thereof. Under the 1989 Plan, all options expire no more than ten years after the date of grant.

    In the case of termination of employment or status as a director, no additional options become exercisable, and exercise rights cease after three
(3) months and one (1) day unless employment or status as a director is terminated because of death or disability, in which case the option may be exercised for not more than one year following termination. In case of termination of employment for cause, or cessation of status as a director as a result of being removed from office by a bank regulatory authority or by judicial process, exercise rights cease immediately.

CALIFORNIA INDEPENDENT BANCORP 1996 STOCK OPTION PLAN

    On April 9, 1996, the Company adopted the California Independent Bancorp 1996 Stock Option Plan ("1996 Plan"), which sets aside 164,329 shares of no par value Common Stock of the Company for which options may be granted to key, full-time salaried employees and officers of the Company, as well as non-employee directors of the Company.

    The exercise price of all options to be granted under the 1996 Plan must be at least 100% of the fair market value of the Company's Common Stock on the granting date and be paid in full at the time the option is exercised in cash, shares of the Company's Common Stock with a fair market value equal to the purchase price, or a combination thereof. Under the 1996 Plan, all options expire no more than ten years after the date of grant.

    In the case of termination of employment or status as a director, no additional options become exercisable, and exercise rights cease after three
(3) months and one (1) day unless employment or status as a director is terminated because of death or disability, in which case the option may be exercised for not more than one year following termination. In case of termination of employment for cause, or cessation of status as a director as a result of being removed from office by a bank regulatory authority or by judicial process, exercise rights cease immediately.

EXECUTIVE EMPLOYMENT/SEVERANCE AGREEMENTS

    Effective June 15, 1999, Robert J. Mulder resigned from his director and executive officer positions with the Bank and Company. In conjunction with his resignation, Mr. Mulder entered into a Consulting Agreement with the Bank on June 23, 1999 and, effective June 15, 1999, a Severance Agreement with the Company and the Bank.

    Pursuant to the terms of the Consulting Agreement, Mr. Mulder agreed to provide such consulting services to the Bank, the Company, and their related entities as reasonably determined by the Bank's Board of Directors. The Severanace Agreement's term is for two years with compensation paid at a rate of Ten Thousand, Eight Hundred Thirty-Three Dollars and Thirty-Three Cents ($10,833.33) per month for the first twelve months, and the deferred sum of Forty-Nine Thousand, Nine Hundred Twenty-One Dollars ($49,921), with accrued interest at a rate of 6.5% per annum until paid upon Mr. Mulder's reaching age 62 in sixty equal monthly installments, together with accrued interest. The complete terms and provisions of the Consulting Agreement are attached as
Exhibit 10.18 to the Company's June 1999 Form 10Q and are incorporated herein by reference.

    Mr. Mulder's Severance Agreement provides that in consideration for the releases and agreements set forth therein, Mr. Mulder would have the following severance benefits: (1) any unpaid portion of his earned vacation and amounts due pursuant to the deferred bonus program; (2) pursuant to the 401(k) plan's limitations, the matching of any contributions made by Mr. Mulder through the effective date of the agreement in 1999 to the plan; (3) as of the effective date of the agreement, Mr. Mulder could elect to receive COBRA benefits as provided by law; (3) within thirty days, a lump sum severance benefit payment in the amount of Eight Thousand Dollars ($8,000), less all legally required employee deductions and withholdings; and (4) Mr. Mulder would be deemed fully vested in the amounts described in the column identified as "Accrued Salary Continuation Liability" for plan year six (6) of the 1993 Executive Salary Continuation Agreement ($101,889) and for plan year two (2) of the 1997 Executive Salary Continuation Agreement ($33,226). Thereafter, the aggregate of these vested amounts ($135,115) shall accrue interest at a rate of 6.5% per annum until paid in full. Upon Mr. Mulder's attaining age 62, he shall receive payment of the vested sum in sixty equal monthly installments, together with accrued interest. Should
Mr. Mulder die after age 62, commencing ninety days following the date of his death the Bank shall make all remaining payments owed to his designated beneficiary. In the event of Mr. Mulder's death prior to age 62, the Bank shall pay all sums owed to his designated beneficiary in sixty equal monthly installments, commencing ninety days following the date of his death. The complete terms and provisions of the Severance Agreement are attached as
Exhibit 10.19 to the Company's June 1999 Form 10Q and are incorporated herein by reference.

    On July 19, 1999, the Company and Bank entered into an employment agreement to retain the services of Larry D. Hartwig to act as the president and chief executive officer of the Company and the Bank. The employment agreement has an initial three-year term with an annual automatic renewal provision for an additional year, unless notice is otherwise provided.

    The Company may terminate the agreement for cause, and Mr. Hartwig may terminate the agreement for any reason. In the event that the agreement is terminated by the Company without cause or by Mr. Hartwig without "good reason," as defined by the agreement, Mr. Hartwig is entitled to the following:
(1) severance pay in an amount equal to 24 months of his annual base salary. Should the agreement, however, be terminated by the Company or by Mr. Hartwig following a change in control, he is entitled to receive two and one half times the highest annual compensation amount paid to him within the three years preceding the change in control; (2) continuation of car allowance and club membership for twelve months; and (3) continuation of health, medical, disability, and life insurance benefits for thirty months. Should Mr. Hartwig's employment be terminated due to "disability," he is entitled to: (1) severance payments in the amount of his base salary for a period of six months following the date of "Disability"; and, (2) continuation of health, medical, disability, and life insurance benefits for thirty months.

    Mr. Hartwig's compensation and benefits for entering into the agreement include: (1) a base salary of $180,000 per annum, subject to annual reviews for possible increase; (2) eligibility for annual cash or stock bonuses based upon the satisfaction of performance criteria established by the Board of Directors;
(3) participation in the benefit programs offered to the Bank's other executive officers; (4) maintenance of a separate term life insurance policy for Mr. Hartwig in at least the amount of $400,000; (5) four weeks paid vacation;
(6) an automobile allowance in the amount of $700 per month; (7) country club membership for the promotion of the company's business; (8) moving expenses;
(9) the grant of the option to purchase 90,000 shares of common stock in the Company, with 50,000 shares vesting and exercisable upon execution of the agreement and 20,000 shares vesting and exercisable upon the first and second anniversaries of the agreement; and (10) the Company's agreement to enter into a Salary Continuation Agreement that will provide that, if Mr. Hartwig continues to be employed by the Company until he reaches age 65, upon retirement he shall be entitled to receive annual payments of $75,000 for fifteen years. The Salary Continuation Agreement will also provide for annual vesting in the accrual amount until Mr. Hartwig becomes 100% vested.

    The complete terms and provisions of Mr. Hartwig's Employment Agreement and Stock Option Agreement are attached as Exhibits 10.21 and 10.22 to the Company's September 1999 Form 10Q and are incorporated herein by reference.

EXECUTIVE SALARY CONTINUATION AGREEMENTS

    On April 28, 1993, Mrs. Bertolini entered into an Executive Salary Continuation Agreement with the Bank. On May 17, 1999, the Bank entered into an Executive Salary Continuation Agreement with Mr. Lauhon. Mrs. Bertolini's agreement provides that if she continues to be employed by the Bank until she reaches age 65, upon retirement she will receive an annual retirement benefit in the amount of $42,000, payable monthly for a period of 180 months following retirement, subject to certain conditions set forth in the agreement. The terms of Mr. Lauhon's agreement provide that if he continues to be employed by the Bank until he reaches age 55, upon retirement he will receive an annual retirement benefit in the amount of $40,000, payable monthly for a period of 180 months following retirement, subject to certain conditions set forth in the Agreement.

    The respective agreements further provide that if Mrs. Bertolini and Mr. Lauhon have been employed by the Bank for a period of at least four continuous years and are terminated by the Bank without cause, they will be considered to be vested in 30% of the total amount that he or she would otherwise receive and will become vested in an additional 10% for each succeeding year until he or she becomes 100% vested. In the event of a change in control of the Bank, Mrs. Bertolini and Mr. Lauhon become fully vested, and if their employment is terminated as a result of a change in control, they will be entitled to the full amount for the appropriate plan year pursuant to the terms and conditions of their respective agreements.

    On October 27, 1999, Mr. Hartwig entered into an Executive Salary Continuation Agreement with the Bank. Mr. Hartwig's agreement provides that if he continues to be employed by the Bank until he reaches age 65, upon retirement he will receive an annual retirement benefit in the amount of $75,000, payable monthly for a period of 180 months following retirement, subject to certain conditions set forth in the agreement. The agreement further provides that if Mr. Hartwig is terminated by the Bank for any other reason than his disability or death, he will be vested for the accrual amount each year, and the amount of each year's additional accrual until he becomes 100% vested. In the event of a change in control of the Bank, Mr. Hartwig becomes fully vested, and if his employment is terminated as a result of a change in control, he will be entitled to the full amount for the appropriate plan year pursuant to the terms and conditions of his respective agreements.

    The Bank purchased single premium life insurance policies on Mrs. Bertolini, Mr. Lauhon and Mr. Hartwig in order to meet its obligations under the respective agreements and to indemnify the Bank against loss. The Bank is named as owner and beneficiary under each of the insurance policies.

    Mrs. Bertolini's Executive Salary Continuation Agreement is attached as
Exhibit 10.1 to the Company's General Form for Registration of Securities on Form 10. Mr. Lauhon's agreement is attached as Exhibit 10.23 to the Company's September 1999 Form 10Q. Mr. Hartwig's agreement is attached as Exhibit 10.19 to the Company's 1999 Form 10K. The complete terms and provisions of both agreements are incorporated herein by reference.

FEATHER RIVER STATE BANK EMPLOYEE STOCK OWNERSHIP PLAN

    The Board of Directors of the Bank adopted the Feather River State Bank Employee Stock Ownership Plan ("ESOP"), effective as of January 1, 1989, to be funded by annual contributions by the Bank, to be invested primarily in the Company's Common Stock. The purpose of the ESOP is to reward employees for long and loyal service by providing them with retirement benefits. During 1995, the Bank amended the ESOP to add 401(k) provisions. Under the ESOP, there is both a purchase of the Company's Common Stock for the account of employees as part of the employee stock ownership provision and a contribution by the Bank and an opportunity for employee contributions and matching under the 401(k) provisions. During 1999, the Bank made a matching contribution of $40,000 under the 401(k) provisions.

    The ESOP's Trustees are three officers of the Bank. During 1995, the ESOP borrowed $200,000 from United ComServe, a non-profit corporation, for the purpose of purchasing the Company's common stock.

The Bank agreed to make an annual contribution sufficient in amount to make five annual principal payments of $40,000 plus quarterly interest payments based upon an interest rate of prime minus 1/2%. As of December 31, 1999, the ESOP loan had been paid in full.

    All employees who have completed three months of service with the Bank and are at least 21 years of age are eligible to participate in the ESOP. An employee or their beneficiary is entitled to the full amount of the employee's account balance in the event of their normal retirement at age 65, early retirement at age 55 and having completed 7 years of service, or their death. In the event of an employee's termination of employment for any reason other than retirement or death, the employee shall be entitled to only the vested percentage of their account balance.

                            DIRECTORS' COMPENSATION

    During 1999, except for Chairman Offutt, Mr. Mulder, and Mr. Hartwig, the non-employee directors of the Company received $350 for each Board meeting attended. Chairman Offutt received $500 for each Board meeting attended, and Messrs. Mulder and Hartwig received no additional compensation for attending the Board meetings.

    During 1999, except for Chairman Offutt, Mr. Mulder, and Mr. Hartwig, the non-employee directors of the Bank received $1,250 for each Board meeting attended. Chairman Offutt received $2,100 for each Board Meeting attended and $250 additional compensation for attending committee meetings. Messrs. Mulder and Hartwig received no additional compensation for attending the Board or committee meetings.

    During 1999, Directors Dowdell, Retzer and Offutt each received $350 for each Board meeting attended as non-employee directors of the Bank's wholly-owned subsidiary E.P.I. Leasing Co., Inc. ("EPI"). Mr. Hartwig also serves as a non-employee director of EPI; however, he received no additional compensation for attending the Board meetings.

    Pursuant to the 1989 Amended and Restated Stock Option Plan, the Company's non-employee directors are granted stock options each year based upon a formula that has allocated one-third of the options to be granted each year to the non-employee directors of the Company. Options are then further allocated to individual directors based upon the number of board and committee meetings attended. In addition, they receive reimbursement for taxes incurred in connection with the exercise of stock options.

    Pursuant to the 1996 Stock Option Plan, the Company's non-employee directors are granted options to purchase 5,300 shares upon the terms and conditions as set forth in the plan. The maximum number of shares which may be granted to any non-employee director pursuant to the Plan is 5,300 shares. However, the number of shares reflected in unexercised options is required to be appropriately adjusted to maintain optionee's proportionate interest.

DIRECTOR'S DEFERRED COMPENSATION

    On July 19, 1994, the Bank entered into a Deferred Compensation Agreement with William H. Gilbert, a director of the Company. Under the Deferred Compensation Agreement, Mr. Gilbert has elected to defer $1,000 per month of the director's fees to which he is entitled. He may change this election prior to January 1 of any year for the upcoming year. Interest on the amount deferred is credited at a rate equal to the prime rate as published in THE WALL STREET JOURNAL on the last day of the preceding year.

    Upon attainment of age 66 and 12 years of service as a director of the Bank from the date of the Deferred Compensation Agreement, Mr. Gilbert will be entitled to payments of $29,416 per year for 15 years in lieu of the amount that he has deferred plus the interest accrued thereon ("Deferral Account Balance"). In the event that Mr. Gilbert no longer serves as a director of the Bank prior to attaining age 66, is disabled, or there is a change of control of the Bank, he will be entitled to the Deferral Account Balance in lieu of any other benefit. In the event of Mr. Gilbert's death, his beneficiary will be entitled to payments of $29,416 per year for 15 years.

    Under the Deferred Compensation Agreement, Mr. Gilbert is a general unsecured creditor of the Bank. The Bank has purchased an insurance policy on the life of Mr. Gilbert to enable the Bank to make payments as required by the Deferred Compensation Agreement. The complete terms and provisions of Mr. Gilbert's Deferred Compensation Agreement are attached as Exhibit 10.6 to the Company's General Form for Registration of Securities on Form 10 and incorporated herein by reference.

    On April 1, 1999, the Bank entered into a Director Deferred Fee Agreement with David A. Offutt, a director of the Company. Pursuant to the agreement, Mr. Offutt has elected to defer $2,500 per month of his director's fees. He may change this election prior to January 1 of any year for the upcoming year. Interest on the amount deferred is credited at a rate equal to the "prime rate" as published in THE WALL STREET JOURNAL as of the anniversary date of the agreement.

    Upon attainment of age 66, Mr. Offutt will be entitled to payments of the amount that he has deferred plus the interest accrued thereon ("Deferral Account Balance") in 180 equal monthly installments. In the event that Mr. Offutt no longer serves as a director of the Bank prior to attaining age 66, due to a disability, he is entitled to the Deferral Account Balance with payments made in 180 equal monthly installments from the date of his termination of service. In the event that there is a change of control of the Bank, he will be entitled to the Deferral Account Balance with payment made in a lump sum within ninety days from the date of his termination of service. In the event of Mr. Offutt's death, his beneficiary will be entitled to the greater amount of $333,213 or the Deferral Account Balance with payments made in 180 equal monthly installments from the date of his death.

    The agreement further provides that Mr. Offutt is a general unsecured creditor of the Bank. The Bank has purchased an insurance policy on the life of Mr. Offutt to enable the Bank to make payments as required by the Director Deferred Fee Agreement. The complete terms and provisions of Mr. Offutt's Director Deferred Fee Agreement are attached as Exhibit 10.20 to the Company's September 1999 Form 10Q and incorporated herein by reference.

               INDEBTEDNESS OF MANAGEMENT AND OTHER TRANSACTIONS

    The Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with its directors, executive officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans comparable to transactions with others, and such transactions did not involve more than the normal risks of collectibility or present other unfavorable features.

                               PERFORMANCE GRAPH

    As part of the proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a five-year comparison of the cumulative total stockholder return on its Common Stock with that of a broad equity market index and either a published industry index or a Company-constructed peer group index.

    The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 1999, with the cumulative total return on the NASDAQ Total Return Index and the SNL Securities, Inc. Bank Index for banks with between $250 million to $500 million in asset size. The comparison assumes $100 was invested on December 31, 1994 in the Company's Common Stock and in each of the foregoing indices and the reinvestment of dividends.

    There can be no assurance as to future trends in the cumulative total return of the Company's Common Stock or of the following indices. The Company does not make or endorse any predictions as to future stock performance.

                         CALIFORNIA INDEPENDENT BANCORP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN PERFORMANCE
                          California Independent Bancorp  NASDAQ - Total US*  SNL $250M-$500M Bank Index
12/31/94                                             100                 100                         100
12/31/95                                           99.54              141.33                      134.95
12/31/96                                          135.49              173.89                      175.23
12/31/97                                          143.97              213.07                      303.07
12/31/98                                          128.28              300.25                      271.41
12/31/99                                          117.89              542.43                      252.50

                                                                      PERIOD ENDING
                                             ---------------------------------------------------------------
INDEX                                        12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
-----                                        --------   --------   --------   --------   --------   --------
California Independent Bancorp.............   100.00      99.54     135.49     143.97     128.28     117.89
NASDAQ -- Total US*........................   100.00     141.33     173.89     213.07     300.25     542.43
SNL $250M-$500M Bank Index.................   100.00     134.95     175.23     303.07     271.41     252.50

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and any person who owns more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. To the best knowledge of the Company, no person owns ten percent (10%) or more of the Company's Common Stock.

    Based solely on its review of the copies of such forms received by it, or written representations from certain persons that no Form 5 was required to be filed, the Company believes that for the period from January 1, 1999 through December 31, 1999, its officers and directors complied with all applicable filing requirements.

                        REPORT ON EXECUTIVE COMPENSATION

THE COMPENSATION AND PERSONNEL COMMITTEE

    The Company's and the Bank's Boards of Directors, with the exception of Larry D. Hartwig, fulfill the functions of the Compensation and Personnel Committee.

    The Boards analyze, review, and approve the executive compensation for the Company's and Bank's executive officers.

    The Boards consider the tax law limitation of deductibility of executive compensation of $1,000,000 per executive for publicly held corporations. The Boards do not believe that this limitation will affect the Company as they do not anticipate that their executives' compensation will approach this limit.

COMPENSATION PHILOSOPHY

    The Company's compensation philosophy is to provide executive officers with compensation that is competitive with that paid by industry peers consisting of banks located in Northern California of similar asset size, financial performance, and marketing strategy.

CORPORATE PERFORMANCE FACTORS

    It is the policy of the Boards to determine the components of executive compensation principally upon the basis of corporate performance. Among the performance factors considered are profitability, capital levels, and asset quality (non-performing assets, loan delinquencies, and loan charge-offs), net interest margin, Return on Average Assets, and Return on Average Equity. In considering these factors, the Boards do not assign any quantitative weight to the factors considered, but consider all the factors taken together.

INDIVIDUAL PERFORMANCE FACTORS

    Increases to an executive officer's base salary are determined, in part, based on the officer's responsibilities.

COMPENSATION--SALARIES AND BONUS AWARDS

    The Boards decide upon the salary for each executive officer, based on their review of industry peer group data for both corporate performance and compensation, and evaluations of the performance of each executive officer. Industry peer group data for compensation are obtained from regulatory agencies and industry trade groups.

    Incentive compensation is determined pursuant to a formula that is established before the fiscal year begins and is based upon the Company's budget forecast for the fiscal year and the achievement of earnings of at least 75% of budget and up to 100% of the budgeted amount for the year for net income.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Larry D. Hartwig serves as the president and chief executive officer of the Company and the Bank. Mr. Hartwig's salary is based upon his performance and a review of industry peer group data. (See "Compensation--Salaries and Bonus of Awards.") Mr. Hartwig's incentive compensation is based upon the achievement of profitability as measured by the Company's budget forecast for the fiscal year. (See "Compensation--Salaries and Bonus Awards.")

THE COMPENSATION AND PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Board of Directors, with the exception of Mr. Hartwig, functions as the Company's and Bank's Compensation and Personnel Committee. None of these individuals is or has been employed as an officer or employee of the Company or the Bank or any of its subsidiaries.

PROPOSAL 2.  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

    The Board of Directors has selected and appointed Arthur Andersen LLP, independent public accountants, to examine the financial statements of the Company for the year ending December 31, 2000. In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis. Arthur Andersen LLP has served as the Company's independent public accountants since 1986. If ratified, Arthur Andersen LLP will serve as the independent certified public accountant for the Company and the Bank.

    In the event the appointment is not ratified through the affirmative vote of a majority of the outstanding shares, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent certified public accountants for 2001. Because of the difficulty and expense of making any substitution of auditors after the beginning of the current year, it is the intention of the Board of Directors that the appointment of Arthur Andersen LLP for the year 2000 will stand unless, for other reasons, the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accountant to replace an independent public accountant ratified by the shareholders in the event the Board of Directors determines that the interests of the Company require such a change.

    A representative of Arthur Andersen LLP is expected to be present at the Meeting, will be provided the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions of shareholders.

RECOMMENDATION

    THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP TO AUDIT THE FINANCIAL STATEMENTS OF THE COMPANY. YOU ARE URGED TO VOTE FOR PROPOSAL 2.

PROPOSAL 3.  CALIFORNIA INDEPENDENT BANCORP 2000 STOCK OPTION PLAN

2000 PLAN SUMMARY

    Shareholders are requested to vote on a proposal to approve the California Independent Bancorp 2000 Stock Option Plan ("2000 Plan"). The Company's Board of Directors approved and adopted the 2000 Plan on March 21, 2000, and recommends that the shareholders ratify and approve the 2000 Plan. The following discussion summarizes the principal features of the 2000 Plan. This description is qualified in its entirety by reference to the full text of the 2000 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated here by reference.

    The Company is unable to make any additional stock option grants under its 1989 Stock Option Plan in that all of the shares have been granted. As to its 1996 Stock Option Plan, only 4,300 shares remain for stock option grants. There are currently options outstanding to acquire 349,455 shares of Common Stock. The Board of Directors believes that the shareholders should adopt the 2000 Plan in order to offer a competitive total compensation package for attracting and retaining high quality directors and personnel for the Company, the Bank, and their subsidiaries. The Board of Directors further believes that offering participation in the 2000 Plan will encourage high levels of performance and efforts that will benefit the Company and its shareholders. There will be 100,000 shares underlying the 2000 Plan.

    PURPOSE OF THE 2000 PLAN. The purpose of the 2000 Plan is to offer selected employees, directors, and consultants of the Company an opportunity to acquire a proprietary interest in the success of the Company, or to increase their interest, by purchasing shares of the Company's Common Stock.

    The options under the 2000 Plan may be issued as either incentive stock options or non-qualified stock options at the discretion of the Company's Board of Directors or a committee appointed by the Board of Directors.

    ADMINISTRATION. The Board of Directors will have authority to administer the 2000 Plan, but may delegate its administrative powers to a committee ("Committee"). If delegated to a Committee, the Committee must be comprised of at least two (2) members of the Board of Directors who are outside directors, if two such directors are serving on the Board, and must satisfy the requirements under the Exchange Act for administering the 2000 Plan. The Committee is responsible for the operation of the 2000 Plan and, subject to the terms thereof, makes all determinations regarding (i) participation in the 2000 Plan by employees of the Company or subsidiaries and (ii) the nature and extent of such participation. The interpretation and construction of any provisions of the 2000 Plan by the Committee shall be final.

    SHARES RESERVED. Subject to approval of this Proposal No. 3 by the shareholders of the Company, the aggregate number of shares of Common Stock reserved for issuance upon the exercise of options to be granted under the 2000 Plan shall not exceed 100,000 shares. Currently, a total of 4,300 shares are reserved for issuance pursuant to options granted and are still outstanding under the Company's 1996 Stock Option Plan.

    ELIGIBILITY. The 2000 Plan provides for the grant of Incentive Stock Options ("ISO"), within the meaning of the Internal Revenue Code of 1986, as amended ("Code") to employees, including directors and officers who are also employees, of the Company and its subsidiaries. All other awards may be granted to employees, officers and directors of the Company and its subsidiaries. Other awards may also be granted to the Company's consultants, independent contractors, and advisors, provided they render bona fide services in connection with the Company's operations which are not in connection with the offer and sale of securities in a capital-raising transaction.

    TERMS OF OPTIONS. Each option will be evidenced by an Award Agreement between the Company and the eligible participant to whom such option may be granted which will expressly identify the option as an ISO or a Non-qualified Stock Option ("NQSO"). Options granted may be exercised within the times or upon the events determined by the Committee as set forth in the Award Agreement governing such option. However, no option will be exercisable after the expiration of one hundred twenty (120) months from the date the option is granted. No ISO granted to a ten percent (10%) shareholder shall be exercisable after the expiration of five years from the date the ISO is granted. Any ISO granted to an employee who is not a Company officer, director, or consultant, shall be exercisable at a rate that is at least twenty percent (20%) per year over five (5) years from the date the ISO is granted. The Committee may also provide for options to become exercisable at one time or from time to time, periodically or otherwise, in such number of shares or percentage of shares as the Committee determines.

    The vesting of any option granted under the 2000 Plan will be determined by the Committee at its sole discretion. In the event, however, of an optionee's disability or death, the option shall expire twelve (12) months after the date of death or disability unless otherwise provided in the optionee's Award Agreement, provided that such period is at least six (6) months. Furthermore, should the optionee's service as an employee, director, or non-director consultant be terminated by the Company for "cause," the option shall expire immediately after notice of such termination is sent to the optionee. Should the optionee's service be terminated for any reason other than death, disability, or cause, the option shall expire three (3) months after such termination, unless otherwise provided in the Optionee's Award Agreement.

    The exercise price of each NQSO granted pursuant to the 2000 Plan will be determined by the Committee, but may not be less than eighty five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of each ISO granted pursuant to the 2000 Plan will also be determined by the Committee, but may not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted, unless the optionee owns stock possessing more than ten percent (10%) of the total combined voting power of the Company. In such event, the purchase price of the stock subject to the ISO may not be less than one hundred ten percent (110%) of the fair market value of the stock subject to the option on the date the ISO is granted.

    TERMINATION OF STATUS AS AN EMPLOYEE OR DIRECTOR. If the optionee ceases to serve as an employee, officer, or director of the Company, for any reason other than death, disability, or cause, the term of the option shall expire three (3) months (or such other period specified in the Award Agreement, provided that the period is at least thirty (30) days from the date of termination) after such termination. In no event may the option be exercised later than the original expiration date specified in the Award Agreement.

    DEATH OR DISABILITY. If an optionee's status with the Company is terminated due to death or disability, the term of the option shall expire twelve
(12) months (or such other period specified in the Award Agreement, provided that such period is at least six (6) months from the date of termination) after such death or disability. In no event may the date extend later than the original expiration date specified in the Award Agreement.

    TERMINATION FOR CAUSE. It the optionee's status with the Company is terminated for "cause," the option immediately expires after the Company gives notice of such termination. The 2000 Plan defines "cause" to include embezzlement, fraud, dishonesty, breach of fiduciary duty, the deliberate disregard of rules of the Company which results in loss, damage, or injury to the Company, the unauthorized disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement in any conduct that constitutes unfair competition with the Company, the removal of the optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion may determine to constitute good cause for termination of optionee's service. In making such determination of "cause," the Board of Directors shall give the optionee an opportunity to appear before it and present evidence on the optionee's behalf.

    RESTRICTED STOCK. The Committee, in its discretion, may impose restrictions on the stock award and may provide for the lapse of such restrictions in installments and may waive or accelerate such restrictions, based on criteria determined by the Committee.

    STOCK BONUS. At the discretion of the Committee, a stock bonus may be awarded for services rendered to the Company. The award of shares may be in Restricted Stock. The Committee may award more than one stock bonus to a participant and each award may be subject to different performance criteria. If a participant is terminated during a performance period, such participant will be entitled to payment (whether in shares, cash, or otherwise) with respect to the stock bonus only to the extent earned as of the termination date in accordance with the Performance Stock Bonus Agreement, unless determined otherwise by the Committee.

    PAYMENT FOR SHARES. The exercise price of shares issued pursuant to the exercise of an NQSO pursuant to the 2000 Plan may be made: (i) all or in part with shares which have already been owned by the optionee or their representative for more than six (6) months, valued at their fair market value as of the date the new shares are purchased; (ii) by delivery, on a form prescribed by the Company, of an irrevocable direction to a Company-approved securities broker to sell shares and to deliver all or part of the sales proceeds to the Company for payment of all or part of the exercise price and any withholding taxes; (iii) by the delivery, on a form prescribed by the Company, of an irrevocable direction to pledge shares to a Company-approved securities broker or lender, as security for a loan, and to deliver all or part of the loan proceeds to the Company as payment of all or part of the exercise price and any withholding taxes; or (iv) any combination of the above permissible forms of payment. In the discretion of the Committee, payment of the exercise price of an ISO or NQSO may be accepted in any of such forms or as the Committee may otherwise provide in the Award Agreement.

    NONTRANSFERABILITY OF OPTIONS. Awards are not transferable or assignable other than by will, the laws of descent and distribution, by an instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor), or as consistent with the Award Agreement provisions related thereto. During the lifetime of an optionee, an Award will be exercisable only by the them, and any elections with respect to an Award may be made by only the optionee.

    ADJUSTMENTS IN SHARES AND CHANGE IN CONTROL. In the event of a subdivision of the outstanding shares of the Company, a declaration of a dividend payable in such shares, a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the value of outstanding shares, a combination or consolidation of the outstanding shares by reclassification or otherwise into a lesser number of shares, a recapitalization, a spinoff or a similar occurrence, the Committee may make appropriate adjustments in one or more of the number of shares available for future grants, the limit set upon the number of options that may be granted to any single individual in one year, the number of shares covered by each outstanding option, or the exercise price under each outstanding option.

    In the event that the Company is a party to a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization, which may provide, without other limitation, for the assumption of outstanding options under the 2000 Plan by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for payment of a cash settlement per share of the option equal to the difference between the amount to be paid for one share of Company under such agreement and the exercise price per share of the option, or for the acceleration of their exercisability followed by the cancellation of options not exercised, in all cases without the optionees' consent. Any cancellation may not occur until after such acceleration is effective and optionees have been notified of such acceleration and have had reasonable opportunity to exercise their options.

    AMENDMENT AND TERMINATION. The Board of Directors may amend the Plan at any time or from time to time. The Board of Directors, however, will not, without the approval of the shareholders of the Company, amend the 2000 Plan in any manner that requires such shareholder approval pursuant to the Internal Revenue Code or the regulations promulgated thereunder, or the Exchange Act or Rule 16b-3 (or its successor), as amended, as such provisions apply to ISO plans. The 2000 Plan will terminate ten (10) years from the Effective Date.

    FEDERAL INCOME TAX CONSEQUENCES. The following discussion summarizes the principal federal income tax consequences of the options and rights to be granted under the 2000 Plan. The summary is based on existing federal law (including administrative regulations and rulings), which is subject to change, in some cases retroactively. State and local tax consequences may differ. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences discussed.

    ISOs and NQSOs are treated differently for federal income tax purposes. ISOs must comply with the requirements of Section 422 of the Internal Revenue Code, while NQSOs are not subject to the Code's requirements.

    Upon the grant or exercise of an ISO, an optionee is not taxed. The difference between the exercise price and the fair market value of the shares on the exercise date is considered a preference item for the purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an incentive stock option for at least two years following grant and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long-term capital gain. The extent of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares. Should an optionee dispose of the stock acquired pursuant to exercise of an ISO before satisfying the one- and two-year holding periods, the optionee will recognize ordinary income and capital gain in the year of disposition. The amount of ordinary income is the lesser of (i) the amount realized on disposition less the optionee's adjusted basis in the stock (usually the exercise price) or (ii) the difference between the fair market value of the stock on the exercise date and the option price. The balance of the consideration received on the disposition will be long-term capital gain if the stock had been held for at least one year following exercise of the ISO. The Company will not be entitled to an income tax deduction on the grant or exercise of an ISO or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee in the year the optionee disposes of the shares.

    Upon the grant of an NQSO, an optionee is not taxed. Upon exercise, however, the optionee recognizes ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long-term capital gain if the shares are held for at least one year following exercise. The Company will not receive a deduction for this gain.

    ACCOUNTING TREATMENT. The Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123") establishes financial accounting and reporting standards for stock-based compensation, including stock-based employee compensation plans. SFAS No. 123 defines a fair value-based method of accounting for an employee stock option plan or similar equity instrument. However, the Statement also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by APB Opinion
No. 25, Accounting for Stock Issued to Employees. Entities electing to remain with the accounting in Opinion No. 25 must make pro forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined in SFAS No. 123 had been applied.

    VOTE REQUIRED. The 2000 Plan is effective upon the approval of the shareholders. An affirmative vote of a majority of the shares of the Company's Common Stock represented and voting at the Annual Meeting is required for approval. Abstentions will be counted for purposes of determining the number of shares entitled to vote on the proposal and will have the effect of a vote against the proposal. Although any shares that may be treated as broker non-votes will be counted to determine the presence or absence of a quorum, they will not be counted in determining the number of shares entitled to vote on Proposal No. 3.

RECOMMENDATION OF MANAGEMENT

    A VOTE "FOR" APPROVAL IS RECOMMENDED BY THE BOARD OF DIRECTORS.

PROPOSAL 4.  OTHER MATTERS

    Management is not aware of any other matters to be raised at the Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

    Any shareholder desiring to submit a proposal for inclusion in next year's Proxy Statement must assure that their proposal is received on or before December 3, 2000. All such shareholder proposals must be mailed, e-mailed, faxed, or otherwise delivered by other electronic media to the attention of the Company's secretary at its executive offices located at 1227 Bridge Street, Suite C, Yuba City, California 95991. Finally, all shareholder proposals must meet the requirements set forth in Securities and Exchange Commission
Rule 14a-8.

April 4, 2000
Yuba City, California

                      By Order of the Board of Directors,
                             /s/ Annette Bertolini
                     --------------------------------------
                          Annette Bertolini, Secretary

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
                                   APPENDIX A
                         CALIFORNIA INDEPENDENT BANCORP
                           2000 EQUITY INCENTIVE PLAN
                           As Adopted       ,

    1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

    2. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

        2.1. AWARD. "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

        2.2. AWARD AGREEMENT. "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

        2.3.  BOARD.  "Board" means the Board of Directors of the Company.

        2.4. CODE. "Code" means the Internal Revenue Code of 1986, as amended.

        2.5. COMMITTEE. "Committee" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

        2.6. COMPANY. "Company" means California Independent Bancorp and its subsidiaries or any successor corporation.

        2.7. DISABILITY. "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

        2.8. EXCHANGE ACT. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.9. EXERCISE PRICE. "Exercise Price" means the price at which a holder of an Option may purchase the Shares upon exercise of the Option.

        2.10. FAIR MARKET VALUE. "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock, determined as follows:

           (a) if such Common Stock is quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in THE WALL STREET JOURNAL;

           (b) if such Common Stock is publicly traded and is listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in THE WALL STREET JOURNAL. If the closing price is not reported in THE WALL STREET JOURNAL, the closing price for the applicable composite-transactions report for such date shall be applied;

           (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in THE WALL STREET JOURNAL. In the event that the closing bid and asked prices are not reported in THE WALL STREET JOURNAL, the closing bid and asked prices as reported on the applicable principal automated inter-dealer quotation system shall be utilized, or if not quoted on any such system, the last reported bid and asked prices as published in the "Pink Sheets" by the National Quotation Bureau, shall be deemed appropriate; or

           (d) if none of the foregoing is applicable, by the Committee in good faith using earnings history, book value and company prospects in light of market conditions generally.

        2.11. INCENTIVE STOCK OPTIONS. A Incentive Stock Options (AISOs) as defined within the meaning of Section 422 of the Code.

        2.12. INSIDER. "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

        2.13. OUTSIDE DIRECTOR. "Outside Director" shall have the meaning as the term is used in Section 162(m) of the Code and defined in Treasury Regulation Section1.162-27, as amended from time to time.

        2.14. OPTION. "Option" means an award of an option to purchase Shares pursuant to Section 5.

        2.15. PARTICIPANT. "Participant" means a person who receives an Award under this Plan.

        2.16. PLAN. "Plan" means this California Independent Bancorp 2000 Equity Incentive Plan, as amended from time to time.

        2.17. RESTRICTED STOCK AWARD. "Restricted Stock Award" means an award of Shares pursuant to Section 7.

        2.18.  SEC.  "SEC" means the Securities and Exchange Commission.

        2.19. SECURITIES ACT. "Securities Act" means the Securities Act of 1933, as amended.

        2.20. SHARES. "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 20, and any successor security.

        2.21. STOCK BONUS. "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

        2.22. TEN PERCENT SHAREHOLDER. "Ten Percent Shareholder" means any shareholder who owns or controls 10% of the total combined voting power or value of all classes of stock of the Company or a subsidiary corporation. The attribution rules of Section 424(d) of the Code shall apply in the determination of ownership of stock for these purposes.

        2.23. TERMINATION. "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of
    (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

        2.24. UNVESTED SHARES. "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

        2.25. VESTED SHARES. "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

    3.  SHARES SUBJECT TO THE PLAN.

        3.1. NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 20, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be one hundred thousand (100,000) Shares. Subject to Sections 3.2 and 20, Shares that are subject to (i) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (ii) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or
    (iii) an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

        3.2. ADJUSTMENT OF SHARES. In the event of a Company stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, subdivision, or similar change in the capital structure of the Company without consideration, then each of (i) the number of Shares reserved for issuance under this Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options, and (iii) the number of Shares subject to other outstanding Awards, will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws. Fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction or will be rounded up to the nearest whole Share, as determined by the Committee.

    4. ELIGIBILITY. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company; provided, such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

    5.  ADMINISTRATION.

        5.1. COMMITTEE AUTHORITY. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

           (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

           (b) prescribe, amend and rescind rules and regulations relating to this Plan;

           (c) select persons to receive Awards;

           (d) determine the form and terms of Awards;

           (e) determine the number of Shares or other consideration subject to Awards;

           (f) determine whether Awards will be granted separately, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company;

           (g) grant waivers of Plan or Award conditions;

           (h) determine the vesting, exercisability and payment of Awards;

           (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

           (j) determine whether an Award has been earned; and

           (k) make all other determinations necessary or advisable for the administration of this Plan.

        5.2. COMMITTEE DISCRETION. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

        5.3. COMMITTEE MEMBERS. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two
    (2) members of the Board who are Outside Directors and satisfy the requirements under the Exchange Act for administering this Plan.

    6. OPTIONS. The Committee may grant Options to eligible persons and will determine (i) whether such Options will be ISOs or Nonqualified Stock Options ("NQSO"), (ii) the number of Shares subject to the Options, (iii) the Exercise Price of the Options, (iv) the period during which the Options may be exercised, and (v) all other terms and conditions of the Options, subject to the following:

        6.1. FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

        6.2. DATE OF GRANT. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

        6.3. EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that (i) no Option will be exercisable after the expiration of one hundred twenty (120) months from the date the Option is granted; (ii) no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the ISO is granted, and (iii) regarding an ISO granted to an employee who is not a Company officer, director or consultant, such ISO shall be exercisable at a rate which is at least twenty percent (20%) per year over five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

        6.4. EXERCISE PRICE. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; provided, that: (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 9 of this Plan.

        6.5. METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

        6.6. TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

           (a) In the event of a Participant's death or Disability, the term of the Option shall expire twelve (12) months (or such other period specified in the Participant's Stock Option Agreement provided that such period is at least six (6) months from the date of termination) after such death or Disability but not later than the original expiration date specified in the Stock Option Agreement.

           (b) In the event that the Board determine that a Participant be terminated by the Company for cause, the term of the Option shall expire immediately after the Company's notice or advice of such termination is dispatched to the Participant. For purposes of this Paragraph (b), "cause" shall mean an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or the deliberate disregard of rules of the Company which results in loss, damage or injury to the Company, the unauthorized disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Participant from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion determine to constitute good cause for termination of Participant's service. In making such determination of cause, the Board shall give the Participant an opportunity to appear before the Board and present evidence on the Participant's behalf. As used in this Paragraph (b), Company includes any subsidiaries of the Company.

           (c) As a result of termination for any reason other than death, Disability or cause, the term of the Option shall expire three
       (3) months (or such other period specified in the Stock Option Agreement, provided that the period is at least thirty (30) days from the date of termination) after such termination, but not later than the original expiration date specified in the Stock Option Agreement.

        6.7. MINIMUM SHARE EXERCISE. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option; provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

        6.8. LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

        6.9. MODIFICATION, EXTENSION OR RENEWAL OF OPTIONS. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

        6.10. NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
    Section 422 of the Code.

    7. RESTRICTED STOCK. A Restricted Stock Award shall mean an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

        7.1. FORM OF RESTRICTED STOCK AWARD. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty
    (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

        7.2. PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 9 of this Plan.

        7.3. RESTRICTIONS. Restricted Stock Awards will be subject to such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

    8.  STOCK BONUSES.

        8.1. AWARDS OF STOCK BONUSES. A Stock Bonus shall mean an award of Shares (which may consist of Restricted Stock) for services rendered to the Company. A Stock Bonus may be awarded for past services already rendered to the Company, pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the

    Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Committee may determine.

        8.2. TERMS OF STOCK BONUSES. The Committee will determine the number of Shares to be awarded to the Participant pursuant to this Section 8 and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will determine (i) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus; (ii) the performance goals and criteria to be used to measure the performance, if any; (iii) the number of Shares that may be awarded to the Participant; and
    (iv) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

        8.3. FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee determines.

        8.4. TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the Termination Date in accordance with the Performance Stock Bonus Agreement, unless the Committee determines otherwise.

    9.  PAYMENT FOR SHARE PURCHASES.

        9.1 GENERAL RULE. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America or its equivalent (e.g. certified check, official bank check or money order) at the time when such Shares are purchased, except as follows:

           (a) ISOS. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections 9.2, 9.3, 9.4 or 9.5 below.

           (b) NQSOS. In the case of a NQSO granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections 9.2, 9.3, 9.4 or 9.5 below.

        9.2 SURRENDER OF STOCK. Payment may be made all or in part with Shares which have already been owned by the Participant or their representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        9.3 EXERCISE/SALE. Payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        9.4 EXERCISE/PLEDGE. Payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        9.5 COMBINATION. By any combination of the permissible forms of payment.

    10. WITHHOLDING TAXES. As a condition to the exercise of an Option, the Participant shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Participant shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Participant to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

    11.  PRIVILEGES OF STOCK OWNERSHIP.

        11.1. VOTING AND DIVIDENDS. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares (and not simply an Option) are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares. If such Shares are Restricted Stock, any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. Furthermore, Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 13.

        11.2. FINANCIAL STATEMENTS. The Company will provide to each Participant prior to the Participant's purchase of Shares under this Plan, and to each Participant annually during the period the Participant has Awards outstanding, annual reports and all other information provided to all shareholders of the Company. The Company will not be required to provide such information to Participants whose services in connection with the Company assure them access to equivalent information.

    12. TRANSFERABILITY. Awards granted under this Plan, and any interest therein, are not transferable or assignable by the Participant other than by will, the laws of descent and distribution, by an instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor), or as consistent with the Award Agreement provisions related thereto. During the lifetime of the Participant, an Award will be exercisable only by the Participant and any elections with respect to an Award may be made only by the Participant.

    13. REPURCHASE. At the discretion of the Committee, the Company may reserve unto itself and/or its assignee(s) in the Award Agreement a right to repurchase all or a portion of the Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of the Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be; provided that the right to repurchase at such price lapses at the rate of at least twenty percent (20%) of the Shares per year over five (5) years from the date that the Option is granted.

    14. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities laws, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

    15. ESCROW. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

    16. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

    17. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

    18. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

    19.  CORPORATE TRANSACTIONS.

        19.1. REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization involving a Change in Control (as defined below), the outstanding Options shall be subject to the agreement of merger or reorganization. such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Participants' consent. Any cancellation shall not occur until after such acceleration is effective and Participants have been notified of such acceleration and have had reasonable opportunity to exercise their Options. In no event will a Participant be given fewer than five (5) business days following notice of acceleration to exercise their Options.

           (a) "Change in Control" means the occurrence of any of the following events:

               (i) A change in the composition of the Board, which results in fewer than one-half of the incumbent directors who either: (A) had been directors of the Company 24 months prior to such change; or
           (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

               (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities. For purposes of this Paragraph (ii), the term "person" shall not include an employee benefit plan maintained by the Company;

               (iii) A tender offer shall be made and consummated for the ownership of twenty-five percent (25%) or more of the outstanding voting securities of the Company;

               (iv) The Company or its subsidiary bank shall be merged or consolidated with another bank or corporation and as a result of such merger or consolidation less than seventy-five percent (75%) of the outstanding voting securities of the surviving or resulting bank or corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the Securities Exchange Act of 1934) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation.

        19.2. OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 20, in the event of the occurrence of any transaction described in Section 20.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other corporate transaction.

        19.3. ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

    20. ADOPTION AND SHAREHOLDER APPROVAL. This Plan shall become effective upon approval of this Plan by the shareholders of the Company, consistent with applicable laws, provided that such shareholder approval shall be within twelve (12) months before or after the date this Plan is adopted by the Board ("Effective Date").

    21. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date.

    22. GOVERNING LAW. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California, excluding its conflict of laws rules.

    23. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, respectively.

    24. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                                     [LOGO]

                                     PROXY

                         CALIFORNIA INDEPENDENT BANCORP

   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 17, 2000

    The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of California Independent Bancorp and the accompanying Proxy Statement dated April 4, 2000, and, revoking any Proxy heretofore given, hereby constitutes and appoints David A. Offutt, Michael C. Wheeler, and William H. Gilbert, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of California Independent Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of California Independent Bancorp, to be held at Feather River State Bank, 777 Colusa Avenue, Yuba City, California, on Wednesday, May 17, 2000, at 6:00 p.m. or at any adjournment thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all matters that may be properly presented for action at the meeting or any adjournments thereof. All properly executed proxies will be voted as indicated.

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING
ITEMS:

1.   To elect as directors  FOR all nominees listed below                        WITHHOLD AUTHORITY
     the nominees set       (EXCEPT AS MARKED TO THE CONTRARY BELOW). / /        TO VOTE FOR ALL NOMINEES LISTED BELOW. / /
     forth below:

 INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE
                AND INITIAL THE NOMINEES NAME IN THE LIST BELOW:

 J. DOWDELL, H. EASTRIDGE, W. GILBERT, J. JELAVICH, L. HARTWIG, D. LIVINGSTONE,
           A. MONTNA, D. OFFUTT, W. RETZER, R. SCOTT, AND M. WHEELER.

2. To approve the proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company's 2000 fiscal year.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.  To adopt the California Independent Bancorp 2000 Stock Option Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

             (CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

4.  To transact such other business as may properly come before the meeting.

    THIS PROXY IS SOLICITED BY AND ON THE BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, AND DISCRETIONARY AUTHORITY WILL BE GRANTED AS TO PROPOSAL 4.

    WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

I/WE DO ____________ OR  I/WE DO NOT ___________  EXPECT TO ATTEND THIS MEETING.

                                                Signature ______________________

                                                Signature (if held jointly) ____

                                                Date ___________________________

                                                Please sign exactly as your name
                                                appears on the share
                                                certificates. When shares are
                                                held by joint tenants, all joint
                                                owners should sign. When signing
                                                as attorney, executor,
                                                administrator, trustee, or
                                                guardian, please give full title
                                                as such. If more than one person
                                                is serving in such a capacity,
                                                all should sign. If a
                                                corporation, please sign in full
                                                corporate name by president or
                                                other authorized officer. if a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.